Exhibit 99.B(h)(2)

Amendment

dated August 27, 2008

to the

Amended and Restated Service Agreement

between

Rydex Variable Trust

and Rydex Fund Services, Inc.,

dated November 15, 2004,

As Amended

Amendment

to the

AMENDED AND RESTATED

SERVICE AGREEMENT

dated November 15, 2004, as amended,

between

RYDEX VARIABLE TRUST

and

RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Variable Trust (the “Trust”) and Rydex Fund Services, Inc. (the “Servicer”), as amended to date (the “Agreement”), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective August 27, 2008, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the “Assets”) of each of the Trust’s series for such month:

Government Long Bond 1.2x Strategy Fund

0.20% of Assets

U.S. Government Money Market Fund

0.20% of Assets

Nova Fund

0.25% of Assets

Inverse S&P 500 Strategy Fund

0.25% of Assets

NASDAQ-100® Fund

0.25% of Assets

Inverse NASDAQ-100® Strategy Fund

0.25% of Assets

Inverse Government Long Bond Strategy Fund

0.25% of Assets

Europe 1.25x Strategy Fund

0.25% of Assets

Japan 1.25x Strategy Fund

0.25% of Assets

Russell 2000® 1.5x Strategy Fund

0.25% of Assets

Mid-Cap 1.5x Strategy Fund

0.25% of Assets

Large-Cap Value Fund

0.25% of Assets

Large-Cap Growth Fund

0.25% of Assets

Mid-Cap Value Fund

0.25% of Assets

Mid-Cap Growth Fund

0.25% of Assets

Inverse Mid-Cap Strategy Fund

0.25% of Assets

Small-Cap Value Fund

0.25% of Assets

Small-Cap Growth Fund

0.25% of Assets

Inverse Russell 2000® Strategy Fund

0.25% of Assets

Strengthening Dollar 2x Strategy Fund

0.25% of Assets

Weakening Dollar 2x Strategy Fund

0.25% of Assets

Banking Fund

0.25% of Assets

Basic Materials Fund

0.25% of Assets

Biotechnology Fund

0.25% of Assets

Consumer Products Fund

0.25% of Assets

Electronics Fund

0.25% of Assets

Energy Fund

0.25% of Assets

Energy Service Fund

0.25% of Assets

Financial Services Fund

0.25% of Assets

Health Care Fund

0.25% of Assets

Internet Fund

0.25% of Assets

Leisure Fund

0.25% of Assets

Precious Metals Fund

0.25% of Assets

Real Estate Fund

0.25% of Assets

Retailing Fund

0.25% of Assets

Technology Fund

0.25% of Assets

Telecommunications Fund

0.25% of Assets

Transportation Fund

0.25% of Assets

Utilities Fund

0.25% of Assets

Commodities Strategy Fund

0.25% of Assets

Sector Rotation Fund

0.25% of Assets

Multi-Cap Core Equity Fund

0.25% of Assets

CLS AdvisorOne Amerigo VT Fund

0.25% of Assets

CLS AdvisorOne Clermont VT Fund

0.25% of Assets

Absolute Return Strategies Fund

0.25% of Assets

Hedged Equity Fund

0.25% of Assets

CLS AdvisorOne Berolina Fund

0.25% of Assets

S&P 500 Fund

0.25% of Assets

Russell 2000® Fund

0.25% of Assets

Russell 2000 2x Strategy Fund

0.25% of Assets

Inverse Russell 2000® 2x Strategy Fund

0.25% of Assets

Dow 2x Strategy Fund

0.25% of Assets

Inverse Dow 2x Strategy Fund

0.25% of Assets

NASDAQ-100® 2x Strategy Fund

0.25% of Assets

Inverse NASDAQ-100® 2x Strategy Fund

0.25% of Assets

S&P 500 2x Strategy Fund

0.25% of Assets

Inverse S&P 500 2x Strategy Fund

0.25% of Assets

Essential Portfolio Moderate Fund

0.25% of Assets

Essential Portfolio Conservative Fund

0.25% of Assets

Essential Portfolio Aggressive Fund

0.25% of Assets

Managed Futures Strategy Fund

0.25% of Assets

High Yield Strategy Fund

0.25% of Assets

Inverse High Yield Strategy Fund

0.25% of Assets

International Rotation Fund

0.25% of Assts

Alternative Strategies Allocation Fund

0.25%

Long/Short Commodities Strategy Fund

0.25%

Global Market Neutral Fund

0.25%

Additions are noted in bold.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 27th day of August 2008.

RYDEX VARIABLE TRUST

By:	/s/ Carl G. Verboncoeur
Name:	Carl G. Verboncoeur
Title:	President

RYDEX FUND SERVICES, INC.

By:	/s/ Carl G. Verboncoeur
Name:	Carl G. Verboncoeur
Title:	President